UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2005

                            GEORGETOWN BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

      Federal                         000-51102                  20-2107839
--------------------------       -------------------         ------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2 East Main Street Georgetown, MA                                01833
-----------------------------------                              -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (978) 352-8600
                                                     --------------


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  -------------

     On January 7, 2005, Georgetown Bancorp, Inc. (the "Registrant") issued a press release reporting that it completed its initial stock offering on January 5, 2005. The Registrant sold 1,249,763 shares of common stock at $10.00 per share in a subscription offering. In addition, the Registrant issued 1,527,487 shares to Georgetown Bancorp, MHC. The shares of the Registrant will trade on the OTC Bulletin Board under the symbol "GTWN.OB."

     A press release announcing the completion of the initial stock offering is attached as Exhibit 99.1


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

(c) Exhibits.

                  Exhibit No.               Description

                     99.1                   Press release dated January 7, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          GEORGETOWN BANCORP, INC.



DATE:  January 10, 2005                By:/s/ Robert E. Balletto
                                          --------------------------------
                                          Robert E. Balletto
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

                  Exhibit No.               Description
                  ----------                -----------

                     99.1                   Press release dated June 7, 2005